UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 16, 2008

ATSI Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation

001-15687 (Commission File Number)	74-2849995 (I.R.S. Employer Identification No.)

3201 Cherry Ridge, Building C, Suite 300 San Antonio, Texas (Address of Principal Executive Offices)	78230 (Zip Code)

(210) 614-7240
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On June 16, 2008, ATSI Communications, Inc. (the "Registrant") issued a press release announcing that it had removed the “going concern” qualification from its quarterly financial statements filed as part of the Registrant’s Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on June 13, 2008.

On June 17, 2008, the Registrant issued a press release containing a summary of the information contained in the Registrant’s Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission on June 13, 2008.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated June 16, 2008
99.2	Press release dated June 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATSI Communications Inc.

Date: June 19, 2008	By:	/s/ Antonio Estrada
Antonio Estrada Sr. VP of Finance & Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 16, 2008
99.2	Press release dated June 17, 2008